UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

December 23, 2022

Date of Report (Date of earliest event reported)

International Seaways, Inc.

(Exact Name of Registrant as Specified in Charter)

1-37836-1

Commission File Number

Marshall Islands	98-0467117
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

600 Third Avenue, 39th Floor

New York, New York 10016

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (212) 578-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Symbol	Name of each exchange on which registered
Common Stock (no par value)	INSW	New York Stock Exchange
Rights to Purchase Common Stock	N/A	New York Stock Exchange

Section 8 - Other Events

Item 8.01	Other Events

As previously reported on a current report on Form 8-K, on July 16, 2021, the merger between Dispatch Transaction Sub, Inc., a Republic of the Marshall Islands corporation and wholly-owned subsidiary of International Seaways, Inc., a Republic of the Marshall Islands corporation (the “Company”), with and into Diamond S Shipping Inc., a Republic of the Marshall Islands corporation (“Diamond S”), which survived such merger as a wholly owned subsidiary of the INSW, became effective. The Company is filing this Current Report on Form 8-K to file historical financial statements of DSSI and certain pro forma financial information as of June 30, 2021 and for the year ended December 31, 2020 and for the six months ended June 30, 2021, so that such financial information may be incorporated by reference into the Company’s filings with the SEC under the Securities Act of 1933.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of businesses or funds acquired.

The following information is attached hereto as Exhibit 99.1 and incorporated by reference.

(i)	Unaudited Condensed Consolidated Financial Statements of Diamond S Shipping Inc. as of June 30, 2021 and December 31, 2020 and for the Three and Six Months Ended June 30, 2021 and 2020.

(b) Pro Forma Financial Information

The following information is attached hereto as Exhibit 99.2 and incorporated by reference:

(i)	Unaudited Pro Forma Condensed Combined Financial Information as of June 30, 2021 and for the year Ended December 31, 2020 and for the Six Months Ended June 30, 2021.

(ii)	Notes to the Unaudited Pro Forma Condensed Combined Financial Information.

(d) Exhibits

Exhibit No.	Description
99.1	Condensed Consolidated Financial Statements of Diamond S Shipping Inc.
99.2	Pro Forma Condensed Combined Financial Information
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL SEAWAYS, INC. (Registrant)

Date: December 23, 2022	By:		/s/ James D. Small III
		Name:	James D. Small III
		Title:	Chief Administrative Officer, Senior Vice President, Secretary and General Counsel